Derivatives Liabilities	12 Months Ended
Dec. 31, 2021
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Derivatives liabilities
15.	Derivatives liabilities
At 31
December 2021, embedded derivatives of USD 44.3 million (31 December 2020: Nil) have been
recognised as current liabilities. Embedded derivatives are related to the put option embedded in the convertible notes agreement, which represent an obligation on the Group to deliver variable number of shares upon the conversion event. Please refer to (Note 32) for further details.
A fair value loss for the year ended 31 December 2021 amounted to USD 44.3 million (2020: Nil) and has been recorded in finance cost (Note 27).